UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

ROWAN COMPANIES, INC.
 (Exact Name of Registrant as Specified in Charter)

Delaware	1-5491	75-0759420
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

2800 Post Oak Boulevard
Suite 5450
Houston, Texas	77056-6189
(Address of Principal Executive Offices)	(Zip Code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported, on May 13, 2011, Rowan Companies, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Joy Global Inc., a Delaware corporation (the “Buyer”), pursuant to which the Buyer agreed to purchase from the Company all of the issued and outstanding common stock of LeTourneau Technologies, Inc., a Texas corporation and wholly owned subsidiary of the Company (the “LeTourneau Common Stock”).

On June 22, 2011, the Company completed the sale of the LeTourneau Common Stock to the Buyer.  Under the terms and subject to the conditions of the Purchase Agreement, as consideration for the LeTourneau Common Stock, the Buyer paid to the Company $1.1 billion in cash, less a $54.3 million adjustment for a prepayment from a large customer and subject to a working capital adjustment as provided in the Purchase Agreement.  The Buyer does not have a material relationship with the Company or its affiliates, directors or officers or with any associate of any such director or officer.

In connection with the disposition of the LeTourneau Common Stock, attached hereto as Exhibit 99.1 is the unaudited pro forma consolidated financial information of the Company and related descriptions of pro forma adjustments thereto.

Item 7.01. Regulation FD Disclosure.

On June 22, 2011, the Company issued a press release announcing the completion of the sale of LeTourneau Common Stock under the Purchase Agreement. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and such information, including Exhibit 99.2, shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b)          Pro Forma Financial Information

Pro forma consolidated financial information required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and the related notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange (the “SEC”) on March 1, 2011 and the consolidated financial statements filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 filed with the SEC on May 3, 2011.

(d)          Exhibits

The following exhibits are filed with this report:

2.1
Stock Purchase Agreement, dated as of May 13, 2011, by and between Rowan Companies, Inc., as seller, and Joy Global Inc., as buyer (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated May 13, 2011).

99.1	Unaudited pro forma consolidated financial information.

99.2	Press release dated June 22, 2011 announcing completion of the sale of LeTourneau Common Stock pursuant to the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.

Dated: June 28, 2011
	By:	/s/ William H. Wells
		Name:	William H. Wells
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

2.1
Stock Purchase Agreement, dated as of May 13, 2011, by and between Rowan Companies, Inc., as seller, and Joy Global Inc., as buyer (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated May 13, 2011).

99.1	Unaudited pro forma consolidated financial information.

99.2	Press release dated June 22, 2011 announcing completion of the sale of LeTourneau Common Stock pursuant to the Purchase Agreement.